UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2012

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

(Exact name of registrant as specified in its charter)

Texas	1-3187	22-3865106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

A copy of the estimated amortization schedule (the “Schedule”) for equity return associated with the recovery of certain qualified costs and storm restoration costs by CenterPoint Energy Houston Electric, LLC (“CenterPoint Houston”), an indirect, wholly owned subsidiary of CenterPoint Energy, Inc. (“CenterPoint Energy”), is attached to this report as Exhibit 99.1. The Schedule will be posted on CenterPoint Energy’s website at www.centerpointenergy.com under the “Investors” section, where CenterPoint Energy expects to post updates to the Schedule periodically.

The Schedule is being furnished, not filed, pursuant to Regulation FD. Accordingly, the Schedule and any subsequent updates will not be incorporated by reference into any registration statement filed by CenterPoint Energy or CenterPoint Houston under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the Schedule is not intended to, and does not, constitute a determination or admission by CenterPoint Energy or CenterPoint Houston that the information in the Schedule is material or complete, or that investors should consider this information before making an investment decision with respect to any security of CenterPoint Energy or CenterPoint Houston or any of their affiliates.

Item 9.01 Financial Statements and Exhibits

The exhibit listed below is furnished pursuant to Item 7.01 of this Form 8-K.

(d) Exhibits.

99.1	Estimated amortization schedule for equity return associated with the recovery of certain qualified costs and storm restoration costs

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: April 17, 2012	By:	/s/ Christopher J. Arntzen
Christopher J. Arntzen
Vice President, Deputy General Counsel
and Assistant Corporate Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: April 17, 2012	By:	/s/ Christopher J. Arntzen
Christopher J. Arntzen
Vice President, Deputy General Counsel
and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Estimated amortization schedule for equity return associated with the recovery of certain qualified costs and storm restoration costs